Supplement dated June 10, 2021 to your variable annuity Prospectus dated May 1, 2021 for the
Pacific Choice Income variable annuity contract issued by Pacific Life & Annuity Company

This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2021, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at www.PacificLife.com. Please retain it for future reference.

On or about July 1, 2021, the Ivy Variable Insurance Portfolio will change the name of the underlying fund as follows:

FROM	TO
Ivy VIP Asset Strategy Class II	Delaware Ivy VIP Asset Strategy Class II

All references in the Prospectus to the Ivy Variable Insurance Portfolio underlying fund are replaced with the new corresponding name. You can find more information about the Ivy Variable Insurance Portfolio in the underlying fund prospectus, which can be obtained online at www.PacificLife.com.

Form No. PCINYSUP621